Offerings - Offering: 1	Aug. 17, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 19,652,053.30
Fee Rate	0.01381%
Amount of Registration Fee	$ 2,713.95
Offering Note	(1) Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the offer to purchase up to 798,215 Shares of Stone Point Credit Income Fund at a price equal to $24.6200 per share, which represents the Fund's net asset value as of June 30, 2026. (2) Calculated at $138.10 per $1,000,000 of the transaction value.